Exhibit 99.1

Innovative Inhaled Drug Delivery Developer Aerami Therapeutics to Merge with Special Purpose Acquisition Company FoxWayne Enterprises Acquisition Corp. to Become Public Company

New entity poised to accelerate the development of Aerami’s diverse pipeline of next-generation inhaled therapies

AER-901, Aerami’s proprietary inhaled, nebulized formulation of imatinib,

targeted to advance in 2022 into a Phase 2/3 clinical trial for PAH

Aerami expected to file in 2022 a 510(k) for its proprietary AFINA inhaler platform

DURHAM, N.C. and NEW YORK, N.Y., December 7, 2021 — Aerami Therapeutics Holdings, Inc. (“Aerami” or the “Company”), a biopharmaceutical company focused on developing inhaled therapies to treat severe respiratory and chronic diseases, and FoxWayne Enterprises Acquisition Corp. (NASDAQ: FOXWU) (“FoxWayne”), a special purpose acquisition company (“SPAC”), today announced they have entered into a definitive business combination agreement. Upon closing of the transaction, which is currently anticipated to occur in the first quarter of 2022, the combined company will be named “Aerami Therapeutics Holdings, Inc.” and will be led by Steve Thornton, chief executive officer of Aerami, and the rest of the Company’s current management. The combined company’s common stock is expected to continue to be listed on the Nasdaq Capital Market.

Proceeds from the transaction will be applied toward advancing AER-901, Aerami’s proprietary inhaled, nebulized formulation of imatinib, into a planned Phase 2/3 clinical trial in 2022. Aerami believes AER-901 has the potential to be a disease modifying therapy for pulmonary arterial hypertension (PAH) in an estimated $5 billion market. In addition, Aerami anticipates filing in 2022 for 510(k) clearance in the U.S. for its proprietary AFINA inhaler technology platform to capitalize on the rapidly growing global smart inhaler market. Aerami plans to pursue internal development and partnering of AFINA-based pipeline opportunities for inhaled therapies targeted at addressing large markets with significant unmet needs.

“We are deeply committed to advancing inhaled therapies which address severe respiratory and chronic diseases. This transaction is expected to provide significant capital and a platform to accelerate the development of our drug product candidates including taking our lead product, inhaled imatinib for the treatment of pulmonary arterial hypertension, into a planned Phase 2/3 trial in 2022,” said Mr. Thornton.

Robb Knie, chief executive officer of FoxWayne, added, “We see immense opportunities in Aerami’s approach to delivering inhaled therapies for targeted indications that present large unmet medical needs, including pulmonary arterial hypertension, a debilitating disease for which there currently are no available disease modifying therapies.”

Summary of the Transaction

As part of the transaction, FoxWayne will be issuing 25 million shares of its common stock, which represents consideration of approximately $250 million. Current Aerami stockholders will convert 100% of their existing equity interests into common stock of the combined company and will own a majority of the outstanding shares of the combined company post-closing. Assuming no redemptions of FoxWayne shares, the combined company’s cash resources are expected to be comprised of $58 million in cash proceeds currently in trust at FoxWayne along with the existing cash resources of Aerami at closing.

The boards of directors of both Aerami and FoxWayne have unanimously approved the proposed transaction. The transaction is subject to, among other things, the approval of the stockholders of both Aerami and FoxWayne and satisfaction or waiver of the conditions stated in the definitive business combination agreement.

The description of the business combination contained herein is only a high-level summary. Additional information about the proposed transaction, including a copy of the business combination agreement, will be provided in a Current Report on Form 8-K to be filed by FoxWayne with the Securities and Exchange Commission (“SEC”) and will be available at the SEC’s website at www.sec.gov. In addition, FoxWayne intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

SternAegis Ventures is serving as financial advisor to Aerami. SternAegis Ventures is the management team within Aegis Capital Corp. that is responsible for venture capital and private equity investment banking as well as advisory services. Aegis Capital Corp. is a full service retail and institutional broker-dealer located in New York City. Smith, Anderson, Blount, Dorsett, Mitchell & Jernigan, LLP is serving as legal counsel to Aerami. Sheppard, Mullin, Richter & Hampton LLP is serving as legal counsel to FoxWayne.

About Aerami

Aerami is a clinical stage biopharmaceutical company developing inhaled therapies to treat severe respiratory and chronic diseases. Aerami’s lead development program is AER-901, a drug-device combination product candidate in Phase 1 for the treatment of pulmonary arterial hypertension. AER-901 is designed to improve drug uptake and deliver consistent, therapeutically effective, and well tolerated levels of a nebulized formulation of imatinib through once-a-day inhalation via the FOX® device, which is both 510(k) cleared and CE marked and which the Company has licensed from Vectura Limited.

About FoxWayne

FoxWayne is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. FoxWayne is led by Chairman and Chief Executive Officer, Robb Knie.

Important Information About the Merger and Where to Find It

This press release relates to a proposed transaction between Aerami and FoxWayne. This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the transaction described herein, FoxWayne intends to file relevant materials with the SEC including a registration statement on Form S-4, which will include a prospectus with respect to the combined company’s securities to be issued in connection with the business combination and a proxy statement with respect to the stockholder meeting of FoxWayne to vote on the business combination. Promptly after the registration statement is declared effective by the SEC, FoxWayne will mail the definitive proxy statement/prospectus and a proxy card to each stockholder as of a record date for the meeting of FoxWayne stockholders to be established for voting on the proposed business combination. FoxWayne urges its investors, stockholders and other interested persons to read, when available, the preliminary proxy statement/ prospectus as well as other documents filed with the SEC because these documents will contain important information about FoxWayne, Aerami and the business combination. Once available, stockholders will also be able to obtain a copy of the Form S-4, including the proxy statement/prospectus, and other documents filed with the SEC without charge, by directing a request to: FoxWayne, Attn: Robb Knie, 1 Rockefeller Plaza, Suite 1039, New York, New York 10020. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

Participants in the Solicitation

FoxWayne and its directors and executive officers may be deemed participants in the solicitation of proxies from FoxWayne’s stockholders with respect to the business combination. Information about FoxWayne’s directors and executive officers and a description of their interests in FoxWayne will be included in the proxy statement/prospectus for the proposed transaction and be available at the SEC’s website (www.sec.gov). Additional information regarding the interests of such participants will be contained in the proxy statement/prospectus for the proposed transaction when available.

Aerami and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of FoxWayne in connection with the proposed business combination. Information about Aerami’s directors and executive officers and information regarding their interests in the proposed transaction will be included in the proxy statement/prospectus for the proposed transaction.

Non-Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act.

Special Note Regarding Forward-Looking Statements

This press release contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transaction between FoxWayne and Aerami. All statements other than statements of historical facts contained in this press release, including statements regarding FoxWayne or Aerami’s future results of operations and financial position, the amount of cash expected to be available to Aerami after the closing and giving effect to any redemptions by FoxWayne stockholders, Aerami’s business strategy, prospective drug products, product approvals, research and development costs, timing and likelihood of success, plans and objectives of management for future operations, future results of current and anticipated products and expected use of proceeds, are forward-looking statements. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “target,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management teams of Aerami and FoxWayne and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Aerami and FoxWayne.

These forward-looking statements are subject to a number of risks including, but not limited to, the following risks relating to the proposed transaction: (1) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect the price of FoxWayne’s securities; (2) the failure to satisfy the conditions to closing the proposed transaction, including the approval by the stockholders of FoxWayne and Aerami; (3) the risk that some or all of FoxWayne’s stockholders may redeem their shares at the closing of the proposed transaction; (4) the effect of the announcement or pendency of the proposed transaction on Aerami’s business relationships and business generally; (5) the outcome of any legal proceedings that may be instituted related to the proposed transaction; (6) the ability to realize the anticipated benefits of the proposed transaction; (7) the risk that Aerami may use its capital resources sooner than it expects; (8) the risk that the product candidates that Aerami is developing may not progress through clinical development or receive regulatory approvals within expected timelines or at all; (9) the risk that Aerami’s clinical trials, including the Phase 1 trial currently underway for AER-901, may not confirm any safety, efficacy or other product characteristics that would enable subsequent clinical trials, such as the Phase 2/3 trial planned for AER-901, or filing for regulatory approval; (10) the risk that Aerami will be unable to successfully market or gain market acceptance of its product candidates, if approved; (11) the risk that Aerami’s product candidates may not be beneficial to patients or successfully commercialized, if approved; (12) the risk that Aerami has overestimated the size of the target patient population, their willingness to try new therapies and the willingness of physicians to prescribe these therapies; (13) the effects of competition on Aerami’s business; (14) the risk that third parties on which Aerami depends for clinical trials and other critical services will fail to perform satisfactorily; (15) the risk that Aerami may not be able to recruit and retain qualified personnel; (16) the risk that Aerami’s business, operations, clinical development plans and timelines, and supply chain could be adversely affected by the effects of health epidemics, including the ongoing COVID-19 pandemic; (17) the risk that Aerami will be unable to obtain and maintain sufficient intellectual property protection for its drug products or will infringe the intellectual property protection of others; (18) the risk the combined company will fail to realize the anticipated benefits of the proposed transaction; and (19) other risks and uncertainties indicated from time to time in FoxWayne’s public filings with the SEC. If any of these risks materialize or FoxWayne’s and Aerami’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FoxWayne nor Aerami presently know, or that FoxWayne or Aerami currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FoxWayne’s and Aerami’s expectations, plans or forecasts of future events and views as of the date of this press release. FoxWayne and Aerami anticipate that subsequent events and developments will cause FoxWayne’s and Aerami’s assessments to change. However, while FoxWayne and Aerami may elect to update these forward-looking statements at some point in the future, FoxWayne and Aerami specifically disclaim any obligation to do so, except as otherwise required by law. These forward-looking statements should not be relied upon as representing FoxWayne’s and Aerami’s assessments of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

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Aerami Investor Contact:

CORE IR

Tel: 516-222-2560

investors@aerami.com

Aerami Media Contact:

Jules Abraham

CORE IR

Tel: 917-885-7378

julesa@coreir.com

FoxWayne Investor Contact:

Investor Relations

Tel: 917-284-8938

investors@foxwayne.com